                                                                    Exhibit 99.1

                              Attachment to Form 3

                            JOINT FILER INFORMATION

Name and Address:                          GoldenTree Asset Management LLC
                                           300 Park Avenue, 21st Floor
                                           New York, NY 10022

Date of Event Requiring Statement:         May 19, 2008
Issuer and Ticker Symbol:                  Care Investment Trust Inc. (CRE)
Relationship to Issuer:                    10% Owner
Designated Filer:                          GoldenTree Asset Management LP

TABLE I INFORMATION

Title of Security:                         Common Stock
Amount of Securities Beneficially Owned:   5,959,801
Ownership Form:                            I
Nature of Indirect Beneficial Ownership:   See footnotes (1) (2)

TABLE II INFORMATION

Not applicable

Name and Address:                          Steven A. Tananbaum
                                           300 Park Avenue, 21st Floor
                                           New York, NY 10022

Date of Event Requiring Statement:         May 19, 2008
Issuer and Ticker Symbol:                  Care Investment Trust Inc. (CRE)
Relationship to Issuer:                    10% Owner
Designated Filer:                          GoldenTree Asset Management LP

TABLE I INFORMATION

Title of Security:                         Common Stock
Amount of Securities Beneficially Owned    5,959,801
Ownership Form:                            I
Nature of Indirect Beneficial Ownership:   See footnotes (1) (2)

TABLE II INFORMATION

Not applicable

Signature                                  By: /s/ Steven A. Tananbaum
                                               ---------------------------------
                                               Steven A. Tananbaum,
                                               individually and as senior
                                               managing member of GoldenTree
                                               Asset Management LLC for itself
                                               and as the general partner of
                                               GoldenTree Asset Management LP